microbot medical

liberty™

microbot medical

ENDOVASCULAR ROBOTIC SYSTEM

Redefining Endovascular Robotics



Safe Harbor Statement

This document (together with any oral statements made in connection with this document) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, relating to future events or the future financial performance and operations of Microbot Medical, Inc. and its subsidiaries. Forward-looking statements, which involve assumptions and describe Microbot's intent, belief or current expectations about its business opportunities, prospects, performance and results, are generally identifiable by use of the words "may," "could," "should," "will," "would," "expect," "anticipate," "plan," "potential," "estimate," "believe," "intend," "project," "forecast," the negative of such words and other variations on such words or similar terminology. All statements other than statements of historical fact could be deemed forward-looking statements, including, but not limited to: the Company's need for and ability to obtain additional working capital to continue its transition to a commercially focused company; market conditions; risks inherent in the development and/or commercialization of the LIBERTY® Endovascular Robotic System; uncertainty in the results of regulatory pathways and regulatory approvals, including whether the U.S. Food and Drug Administration will timely grant 510(k) clearance to commercially market LIBERTY® in the United States if at all; uncertainty resulting from political, social and geopolitical conditions, particularly any changes in personnel or processes or procedures at the FDA and the recent announcement of tariffs on imports into the U.S.; disruptions resulting from new and ongoing hostilities between Israel and the Palestinians and other neighboring countries; maintenance of intellectual property rights; our ability to leverage the experience of our management team; and any statements or assumptions underlying any of the items mentioned. These forward-looking statements are not guarantees of future performance and by their nature involve known and unknown risks and uncertainties that may cause actual opportunities, prospects, performance and results to vary from those presented in this document, and those variances may be material. In evaluating such statements, prospective investors should carefully consider the various risks and uncertainties identified in Microbot's public filings with the Securities and Exchange Commission (the "SEC"), such as market risk, liquidity risk, competitive risk, regulatory risk and other commonly recognized forms of risk relating to Microbot and its securities. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this document might not occur. Microbot is not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of Microbot's securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Microbot At-a-Glance

Large and Emergent Market

- Many endovascular procedures are life and limb saving interventions
- >**6 million** procedures in the USA (15 million worldwide)
- Performed by **>15,000** physicians (USA)
- **>$40B** annual spend (USA)

Significant Unmet Needs

- Difficulty navigating complex anatomy
- Healthcare providers at elevated risk of cancer and orthopedic problems
- Shortage of healthcare providers
- Limited access to quality care

Differentiated Robotic Solution

LIBERTY® is the world's 1st fully disposable robotic system designed to:

- Improve procedural efficiency
- Lower procedure costs
- Reduce risks of radiation exposure and physical strain (ergonomics)
- Enable access to quality care

First Mover Advantage

- No commercially available robotic system in the USA for endovascular procedures*
- First single use robotic system

Attractive Reimbursement

- High procedure reimbursement for target procedures
- Capacity to incorporate new technologies

Unique Business Model

- Single use design reduces customer barriers to acquisition
- Improves operational efficiencies
- Eliminates upfront investment in expensive inventory build
- No expensive investment in services infrastructure

Clear Path to Commercialization

- Completed pre-submission with FDA
- Successfully completed pivotal human clinical trial in the USA
- Filed 510(k) with the FDA in **Dec. 2024**
- Expected commercial launch during **Q2 2025**

Experienced Team

- Led by a team with a proven track record of leading companies from inception to commercialization
- Supported by board of directors composed of high level, cross functional industry veterans
- Backed by global medical experts in the endovascular space

Source: AcuityMD procedure and physician database
* Excluding structural heart procedures

Large and Emergent Market

- **>6 million annual endovascular procedures** performed in the US (**15 million worldwide**)
- **>$40B spent annually** in the US
- Performed by **15,000 physicians**
  - 9,000 interventional cardiologists
  - 3,000 interventional radiologists[1]
  - 3,000 vascular surgeons
- Performed at **8,000 facilities**
  - 3,500 hospitals
  - 4,500 ambulatory centers (ASCs/OBLs)
- Many **endovascular procedures are emergent**, life and limb saving interventions

US Market Endovascular Procedures Performed Annually



Neurovascular Procedures
0.5M
3.2M
Cardiac Procedures
2.3M
Peripheral Vascular Procedures

>6M Procedures Performed Annually in the US (15M Worldwide)

Source: AcuityMD procedure and physician database
1. Includes interventional neuroradiologists which is a sub-specialty of IR

Initial Target Market: Peripheral Vascular

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Peripheral
Vascular
Procedures

INITIAL TARGET PROCEDURES (USA):
2.3M

ANNUAL SPENDING (USA):
$15B

TARGET PHYSICIANS (USA):
6,000

AVG. ANNUAL # OF PROCEDURES PER PHYSICIAN (USA):
~400

FACILITIES PERFORMING PROCEDURES (USA):
2,200 Hospitals
1,000 Ambulatory Centers

Source: AcuityMD database

Significant Unmet Needs

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Endovascular procedures are ripe for disruptive innovation that can improve procedure efficiency, HCP health & safety, while enabling access to quality care for both providers and patients

Procedure Efficiency

- Managing catheter and guidewire exchanges requires multiple clinical staff to handle the devices, thereby reducing procedure efficiency.
- Less experienced physicians face additional challenges in navigating complex vascular anatomy, negatively impacting procedure times and increasing radiation exposure.

Radiation Risks

- Endovascular procedures are time consuming and require clinicians to operate near the source of ionizing radiation.
- Despite wearing radiation protection equipment, providers who perform interventional radiology or cardiology procedures are 6 times more likely to develop cataracts and 3 times more likely to develop cancer during their careers.[1]

Ergonomic Issues

- Endovascular procedures are time consuming, and clinicians stand over the patient while wearing heavy lead protective equipment.
- Due to wearing heavy lead vests/protective equipment while performing the procedures, clinicians are 96% more likely to suffer from lower back pain and 21% more likely to miss work.[2,3]

Access to Quality Care

- Limited availability of experienced physicians and other staffing shortage
- Lack of capital budget to purchase robotic technology
- Few community hospitals can perform advanced procedures, resulting in patients traveling long distances for live saving healthcare.

1. Andreassi MG, Piccaluga E, Guagliumi G, et al. Occupational health risks in cardiac catheterization laboratory workers. Circ Cardiovasc Interv. 2016,9:003273.
2. Andrew S, Abdelmonem M R, Kohli S, et al. (October 18, 2021) Evaluation of Back Pain and Lead Apron Use Among Staff at a District General Hospital. Cureus 13(10): e18859. DOI 10.7759/cureus.18859
3. Nicholas M. Orme et al. Occupational Health Hazards of Working in the Interventional Laboratory: A Multisite Case Control Study of Physicians and Allied Staff, Journal of the American College of Cardiology, Volume 65, Issue 8,

Clinical Outcomes from ACCESS-PVI Pivotal Study

Robotic manipulation of guidewires and catheters with LIBERTY® was successful in all cases, minimizing radiation exposure and maintaining a desirable safety profile[1]

Achieved
100%
Robotic Navigation Success in Every Case
(N = 20)

92%
Relative Reduction in Radiation Exposure

NO
Adverse Device Events Reported
(ADE = 0%)

Participating Physicians Reported LIBERTY Performed as Planned with
100%
Satisfaction

1. Cornelis F, Gandhi R, Rabkin D, Diaz-Cartelle J. Remote-controlled endovascular navigation with a miniature, single-use, robotic system. LBA15

Differentiated Robotic Solution

The LIBERTY® Endovascular Robotic System is disruptive technology designed to change the standard of care for endovascular procedures

- Single-use, fully-disposable without need for capital investment
- Empowers physicians to precisely steer guidewires and catheters using a handheld remote control away from the radiation source
- Small footprint that integrates into current procedure workflow
- No additional infrastructure required by the user
- Simple and intuitive set-up in under 5 minutes
- Short-learning curve to proficiency
- Compatible with off the shelf guidewires and catheters






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Differentiated Robotic Solution

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The LIBERTY® Value Proposition

Improve Access to Robotics and Reduce Complexity	Improved Safety	Lower Costs	Improve Efficiency	Improve Care	Increase Patient Access to Care
UNMET NEED: Conventional robotic systems have high acquisition costs which limit access to robotic technology. Most have a large footprint, are difficult to set up, and have a steep learning curve.	**UNMET NEED:** Due to radiation exposure, radiologists and cardiologists are 6X more likely to develop cataracts and 3X more likely to develop cancer during their career.[1] They are 96% more likely to suffer from lower back pain and 21% more likely to miss work from wearing heavy lead vests/ protective equipment.[2,3]	**UNMET NEED:** Manual procedures require two people to manage the guidewires and catheters.	**UNMET NEED:** Wire exchanges for contrast injections can be tedious and time consuming, which contributes to long procedure times.	**UNMET NEED:** Less experienced physicians are not as skilled steering guidewires and catheters in challenging anatomy.	**UNMET NEED:** Many complex endovascular procedures are not available in community hospitals due to lack of physicians.
LIBERTY® eliminates the need for upfront capital purchase, allowing customers greater access to introduce robotics into their practice. It is designed to easily integrate into clinical workflows, with easy set up and a short learning curve to proficiency.	**LIBERTY®** allows physicians to perform procedures away from the radiation source, and without the need to wear heavy lead vests/protective equipment.	**LIBERTY®** holds the wires and catheters, eliminating the need for an extra set of hands.	**LIBERTY®** automates routine tasks like guidewire retraction and return which may reduce procedure times.	**LIBERTY®** is designed to elevate the skill level of less experienced physicians with precise control of guidewires and catheters.	**LIBERTY®** is designed to enable telesurgery which will increase access to experienced physicians. And by removing the need for upfront capital purchase, LIBERTY allows community hospitals greater access to introduce robotics into their practice.

1. Andreassi MG, Piccaluga E, Guagliumi G, et al. Occupational health risks in cardiac catheterization laboratory workers. Circ Cardiovasc Interv. 2016,9:003273.
2. Andrew S, Abdelmonem M R, Kohli S, et al. (October 18, 2021) Evaluation of Back Pain and Lead Apron Use Among Staff at a District General Hospital. Cureus 13(10): e18859. DOI 10.7759/cureus.18859
3. Nicholas M. Orme et al. Occupational Health Hazards of Working in the Interventional Laboratory: A Multisite Case Control Study of Physicians and Allied Staff, Journal of the American College of Cardiology, Volume 65, Issue 8,

Differentiated Robotic Solution

microbot medical

LIBERTY® is protected by a strong intellectual property portfolio that includes patents and trademarks



9
patents
issued/allowed
Worldwide
21
trademarks
registered
Worldwide
59
patent
applications
pending
worldwide

US | IL | CN | JP | EU | CA | EPO | HK

First Mover Advantage

microbot medical

LIBERTY® was designed to eliminate barriers and enable adoption of robotics in endovascular procedures

Barriers to Adoption	Other Robotic Systems	LIBERTY® Robotic System
Cost of acquisition	✓ **Large** capital investment ✓ **Disposable** procedure kit ✓ **Annual service agreement**	✓ **Single-use (disposable) device** with no **initial acquisition cost**
Procedure set-up time	✓ **20 minutes extra** compared to conventional surgery[1]	✓ **5 minutes** to set-up the robot[3]
Learning curve	✓ Average **40-100 cases** depending on the procedure[2]	✓ **Less than 5 cases**[3]
Device compatibility	✓ Some require use of **proprietary instruments and devices**	✓ Compatible with **off the shelf instruments and devices**
Complex integration	✓ Requires a **dedicated room** and **integration with hospital IT systems**	✓ Can be used in **any angio-suite** and **does not need to connect with hospital IT**

1. Analysis of Procedure Time in Robot-Assisted Surgery: Comparative Study in Laparoscopic Cholecystectomy, Computer Aided Surgery, 8:1, 24-29, DOI: 10.3109/10929080309146099.
2. Systematic review of learning curves in robot-assisted surgery, BJS Open 2020; 4: 27–44.
3. Research report from wet-lab with 9 experienced interventional radiologists. Set-up times and learning curve will vary with user.

First Mover Advantage

microbot medical

There is currently no commercially robotic system available in the US for endovascular procedures

Several companies are developing robotic solutions due to the attractive market and untapped potential

Microbot is uniquely positioned for success with our unique design and first mover advantage in the US market

Company	Status	Target Procedures	USA Commercial Availability	No Capital Equipment	No Maintenance Required	No Infrastructure Required	Competitive Outlook
microbot medical	Completed Clinical Study	Initially Peripheral Vascular, followed by Neurovascular & Cardiology	Q2 2025	✓	✓	✓	Expect FDA clearance in Q2 2025, and CE Mark in 2026.
Robocath	On the market (Europe, China)	Cardiology	X	X	X	X	Focused on Europe & China. Large capital system with high cost and complex integration.
LN ROBOTICS	On the market (Korea only)	Cardiology	X	X	X	X	Focused on Korea. Large capital system with high cost and complex integration.
Corindus Vascular Robotics	Development stage	Neurovascular	X	X	X	X	Exited US cardiology market. Changed strategy from PCI to focus on Neurovascular.
sentante (Latvia)	Development stage	Peripheral Vascular	X	X	X	X	Completed one case in humans. Clinical, regulatory and operational complexity are unknown.
nanoflex robotics	Development stage	Neuro Vascular	X	X	X	X	Pre-clinical. Focused on telerobotics with magnetic steering. Cost and operational complexity are unknown.

Attractive Reimbursement

microbot medical

Targeted procedures have an attractive outpatient reimbursement with capacity to incorporate new technologies including LIBERTY®

Procedure	Description	CPT Code(s)	Avg. Reimbursement
Y90 for Liver Cancer	Part 1 – Mapping procedure Part 2 – Embolization procedure	Dx Angiogram (75726) Coil placement (37242) Embolization (37243) Y90 particles (C2616)	**$43,990.21**
Peripheral Embolization	For BPH, Uterine Fibroids, Hemorrhoids, Knee Osteoarthritis	Dx Angiogram (75726) Bland particle embolization (37242)	**$15,734.00**
Lower Limb Revascularization	Below the knee Chronic total occlusions	Dx Angiogram (75726) Angioplasty (37242)	**$15,856.00**
Vascular Hemorrhage	Place intravascular coils or glue to stop bleeding	Dx Angiogram (75726) Coil placement (37244)	**$15,734.00**

2024 Medicare/Medicaid average reimbursement
Actual reimbursement will vary and may be adjusted for cost of living
Private insurance typically billed at a higher rate

Unique Business Model

microbot medical

The fully disposable feature of LIBERTY® offers an attractive business model to position LIBERTY® for commercial success by reducing barriers for entry and increase operational efficiencies for all stakeholders

No Capital Investment

- No special Capital Expense (CAPEX) approval required by the customer. LIBERTY® can be purchased from the Operational Expense (OPEX) budget which will expedite the purchasing process.
- Cost effective evaluation process for customers at their facility can expedite purchasing decision.
- Eliminates the Company's investment in an expensive upfront and ongoing capital equipment inventory build-up, shipping, storage and management.

No Maintenance Expense

- Eliminates the cost for Microbot to hire, train, and manage a dedicated field service department.
- Eliminates the cost for Microbot to build dedicated warehouses and maintain inventory of replacement parts.
- Eliminates the cost for customers to pay for service and maintenance expenses.
- Eliminates risk of equipment down time.

No Custom Infrastructure

- Eliminates the process of fitting the technology to each specific customer (and sometime within a health system), to reduce expenses and expedite purchasing decision.
- Eliminates the investment in establishing, training, supporting and supplying technical team to support installations.
- LIBERTY® does not require investment in dedicated customer staff to provide on-going robotic program support.

Continuous Consumable Revenue

- Recurring revenue stream based on per device usage (or more) for a single procedure.
- LIBERTY® is a single SKU (Stock Keeping Unit) that can be utilized across many procedures, physicians and departments.

Clear Path to Commercialization

With the recent and successful completion of many major milestones, LIBERTY® has a clear path to U.S. launch in Q2 2025

- **FEB 2024** — IDE Submission
- **JULY 2024** — ISO 13486 Certification; **Initiated** Pivotal Human Clinical Trial
- **AUG 2024** — **Completed** Biocompatibility Tests; **Completed** Usability Study
- **SEPT 2024** — **Received** IDE Approval
- **OCT 2024** — **Completed** Pivotal Human Clinical Trial
- **DEC 2024** — **Submitted** 510(k) Application
- **Q2 2025** — **Clearance & Commercialization** (Expected)

Experienced Team

Leadership Team



Harel Gadot
CEO, President & Chairman
LinkedIn



Simon Sharon
Chief Technology Officer
LinkedIn



Juan Diaz-Cartelle, MD
Chief Medical Officer
LinkedIn



Rachel Vaknin
Chief Financial Officer
LinkedIn



Earl Adamy
Vice President of Strategic Marketing & Business Dev
LinkedIn



Eran Cohen
Vice President of Global Integration
LinkedIn



Naama Moav
Vice President of HR
LinkedIn



Paul Mullen
Vice President of Sales
LinkedIn



Noa Ofer
Vice President of QA & RA
LinkedIn



Allison Rosefort
Vice President of Marketing
LinkedIn

Experienced Team

Board of Directors



Harel Gadot
CEO, President & Chairman
LinkedIn



Martin J. Madden
Director
LinkedIn



Tal Wenderow
Director
LinkedIn



Scott Burell, CPA
Director
LinkedIn



Aileen Stockburger
Director
LinkedIn



P. Laxminarain
Director
LinkedIn



David Wilson
Director
LinkedIn

Summary

microbot medical

LIBERTY® is a differentiated solution in a large and emergent market, with clear unmet needs and attractive reimbursement

The endovascular market is large with more than 15 million endovascular procedures performed annually around the world, many of which are life saving and limb saving procedures.

In the U.S., endovascular procedures historically have high reimbursement, with capacity for integrating new technologies like robotics that is expected to add value to all stakeholders.

Microbot is revolutionizing surgical robotics by introducing the world's first single-use, fully-disposable robotic system that improves access to robotic technology by eliminating the expensive capital investment and special infrastructure requirements.

LIBERTY® is designed to allow physicians to remotely perform procedures with precision from the safety of the control room, away from harmful radiation exposure and reduce physical strain (ergonomics)

LIBERTY® is also designed to improve procedural efficiency by eliminating the need for assistance to hold wires and catheters, and to simplify the ability to access complex vascular anatomy.

Microbot achieved meaningful milestones such as receiving an IDE approval from the FDA, successfully completing its pivotal clinical trial and submitting for FDA clearance in December 2024.

USA launch is expected during Q2 2025, followed by other regions that accept FDA cleared devices and a European launch during 2H 2026.

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Contact Investor Relations

ir@microbotmedical.com

NASDAQ CM: MBOT





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liberty™
microbot medical